UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 8, 2021

 NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2021, New Jersey Resources Corporation (the “Company” or “NJR”) announced leadership changes approved by the Board of Directors (the “Board”) of the Company.

The Board appointed Patrick Migliaccio to serve as Senior Vice President and Chief Operating Officer of New Jersey Natural Gas Company (“NJNG”), a wholly-owned subsidiary of the Company, effective January 1, 2022. Mr. Migliaccio, age 47, joined the Company in 2009 and has served as the Company’s Senior Vice President and Chief Financial Officer since January 2016.

The Board appointed Roberto Bel to serve as Senior Vice President and Chief Financial Officer of the Company, effective January 1, 2022. Mr. Bel, age 48, joined the Company in April 2019 and has served as the Company’s Vice President, Treasurer and Investor Relations since April 2019. Mr. Bel has more than 20 years of experience in the finance function, including cross-industry experience in the roles of Chief Financial Officer and Treasurer functions in markets for multi-national companies. Prior to joining NJR, Mr. Bel was Assistant Treasurer for Refinitiv (from October 2018 to March 2019) and Thomson Reuters Corporation (Thompson Reuters) (from May 2016 to September 2018), and also served as the Chief Financial Officer for Thomson Reuters’ Latin American operations. Prior to that Mr. Bel was Vice President and Chief Financial Officer for General Motors Colmotores and General Motors Venezolana and held various roles of increasing responsibility at the General Motors Treasurer’s office in New York.

The Company also announced that Tim Shea, Vice President, Energy Services of NJR Energy Services Company, the Company’s unregulated wholesale natural gas marketing business, is retiring after 23 years with the Company, effective February 2022.

A copy of the press release announcing these changes and several other leadership appointments is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)
Exhibit Number	Description
99.1	Press Release of the Company dated December 8, 2021.
104	Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2021

NEW JERSEY RESOURCES CORPORATION

By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and
Chief Financial Officer